                                                                   Exhibit 10.32

                          FOURTH AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT
                         -----------------------------

     This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of December 20, 2000, is among CELLSTAR CORPORATION, a
 ---------
Delaware corporation (the "Borrower"), each of the banks or other lending
                           --------
institutions which is or may from time to time become a signatory to the Agreement (hereinafter defined) or any successor or permitted assignee thereof (each a "Bank" and collectively, the "Banks"), BANK ONE, NA (formerly known as
         ----                         -----
The First National Bank of Chicago), as syndication agent (the "Syndication
                                                                -----------
Agent"), NATIONAL CITY BANK, as documentation agent (the "Documentation Agent"),
-----                                                     -------------------
THE CHASE MANHATTAN BANK (successor by merger to Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association), a New York banking corporation ("Chase"), as agent for itself and the other Banks, as
                           -----
issuer of Letters of Credit under the Agreement, and as the swing line lender (in such capacities, together with its successors in such capacities, the "Administrative Agent"), and as alternate currency agent (in such capacity,
 --------------------
together with its successors in such capacity, the "Alternate Currency Agent").
                                                    ------------------------

                                   RECITALS:

     A. The Borrower, the Banks, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Alternate Currency Agent have entered into that certain Amended and Restated Credit Agreement dated as of August 2, 1999, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of November 23, 1999, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 12, 2000, and as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 10, 2000 (the "Agreement").
                                                              ---------

     B. The Borrower, the Banks, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Alternate Currency Agent now desire to amend the Agreement as provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     1.1  Definitions. Capitalized terms used in this Amendment, to the extent
          -----------
not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                  ARTICLE II

                                  Amendments
                                  ----------

     2.1  Compliance Certificate. Effective as of the date hereof, subsection
          ----------------------                                   ----------
(d) of Section 9.1 of the Agreement is hereby amended to read in its entirety as
---    -----------
follows:
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          (d)  Compliance Certificate. (i) Concurrently with the delivery of
               ----------------------
     each of the financial statements referred to in subsections 9.1(a) and (b),
                                                     ------------------     ---
     a Compliance Certificate showing calculation of the financial covenants, and (ii) unless the appropriate parties hereto have entered into an amendment to this Agreement on or before February 5, 2001, pursuant to which Borrower has demonstrated that it is and will be in compliance with all covenants, terms and provisions of this Agreement as amended by such amendment, or the Obligations have been refinanced on or before such date, Borrower will furnish to the Agent and each Bank on or before February 5, 2001, a Compliance Certificate showing calculation of the financial covenants as of November 30, 2000 and that Borrower and the Subsidiaries are in compliance with all terms, covenants and provisions of this Agreement, provided that Borrower acknowledges that the Agent and the Banks do not and shall not have any commitment or obligation to enter into any such amendment or refinancing, and none of the Banks or the Agent have made any representation or warranty regarding any such amendment or refinancing to Borrower or any other Person;

     2.2  Dominion of Funds. Effective as of the date hereof, Article IX of the
          -----------------                                   ----------
Credit Agreement is hereby amended to add Section 9.13 to the end thereof, which
Section 9.13 shall read in its entirety as follows:

          Section 9.13   Dominion of Funds. (a) On or before February 5, 2001,
                         -----------------
     the Borrower will cause the Administrative Agent to be given full dominion over the cash of the Borrower and the Domestic Subsidiaries by means of a lockbox arrangement and other appropriate documentation and arrangements which provide for payment of accounts receivable of the Borrower and the Domestic Subsidiaries by the account debtors to the Administrative Agent for daily application to pay down the outstanding Advances. Without in any way limiting the foregoing, appropriate depository accounts, including without limitation one or more accounts subject to withdrawal by the Administrative Agent only ("Dominion Accounts") and one or more controlled
                                 -----------------
     disbursement accounts, shall be established with the Administrative Agent and appropriate instructions and other agreements shall be executed with regard to the lockbox arrangement and such accounts maintained with the Administrative Agent. Amounts so paid down may be reborrowed under this Agreement subject to the terms and conditions set forth in this Agreement, as amended in accordance with subsection (c) of this Section, and the
                                   --------------
     Borrowing Base reports delivered hereunder. For purposes of such dominion of funds arrangements, including daily paydowns and reborrowings, Borrower may be required to deliver Borrowing Base reports on a more frequent basis than is currently required.

          (b) Without in any way limiting the foregoing, on or before February 5, 2001, the Borrower shall, at its own cost and expense, arrange or cause to be arranged for remittances on all Accounts (as defined in the Borrower Security Agreement and each Guarantor Security Agreement) to be made directly to one or more lockboxes designated by the Administrative Agent in such manner as the Administrative Agent may direct. All remittances on all Accounts processed through such lockbox(es) shall be promptly deposited in one or more Dominion Accounts designated by the Administrative Agent. All remittances and payments that are deposited in accordance with the foregoing will be promptly applied by the Administrative Agent to reduce the outstanding balance of the Advances, subject to the continued accrual of interest on the outstanding Advances to which such remittances and payments are applied for one (1) Business Day (or two Business Days in the case of remittances and payments received after 12:00 noon) and in any event subject to final collection in cash of the item deposited. Subject to the terms and conditions of this Agreement, as amended in accordance with subsection (c) of this
     --------------

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     Section, Advances may be made for the purpose of crediting one or more controlled disbursement accounts in amounts sufficient to permit payment of checks, drafts, wire transfer requests and other items issued by Borrower or a Domestic Subsidiary, as applicable, and presented for payment against such accounts, and to pay charge backs or other debits affecting the amounts available in the Dominion Accounts.

          (c) In connection with establishing the foregoing dominion of funds arrangements, the Borrower, the Administrative Agent and the Banks shall execute and deliver and cause to be executed and delivered, on or before February 5, 2001, such additional amendments to this Credit Agreement and to any other Loan Documents as the Administrative Agent may require and shall execute and deliver and cause to be executed and delivered such other documents and agreements as the Administrative Agent may require. Amendments to this Agreement may include such provisions as may be necessary to provide for Advances to credit any controlled disbursement account, subject to the terms and conditions of this Agreement as amended, and to provide for arrangements between the Administrative Agent and the Banks with respect to making Advances and payments, including periodic settlements. The Borrower shall deliver or cause to be delivered to the Administrative Agent such information as the Administrative Agent may require to establish the dominion of funds arrangements in accordance with this Section and shall cooperate in all respects in the establishment of such dominion of funds arrangements and all related documents and arrangements.

     2.3  Companies Interest Coverage Ratio. Effective as of the date hereof,
          ---------------------------------
each reference to the date "October 31, 2000" appearing in Section 11.3 of the
                                                           ------------
Agreement is hereby amended to read "November 30, 2000."

                                  ARTICLE III

                             Conditions Precedent
                             --------------------

     3.1  Conditions. The effectiveness of this Amendment is subject to the
          ----------
satisfaction of the following conditions precedent:


          (a)  Amendment Fee. Borrower shall have paid to the Administrative
               -------------
     Agent, for the account of each Bank that executes and delivers this Amendment, an amendment fee in an amount equal to the Commitment of each such Bank multiplied by 12.5 basis points.

          (b)  Representations and Warranties. The representations and
               ------------------------------
     warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

          (c)  No Default. No Default shall have occurred and be continuing.
               ----------

          (d)  Corporate Matters. All corporate proceedings taken in connection
               -----------------
     with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel, Locke Liddell & Sapp LLP.

          (e)  Additional Documentation. The Administrative Agent shall have
               ------------------------
     received such additional approvals, opinions, or documents as the Administrative Agent or its legal counsel, Locke Liddell & Sapp LLP, may reasonably request.

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                                  ARTICLE IV

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     4.1  Ratifications. The terms and provisions set forth in this Amendment
          -------------
shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.2  Representations and Warranties. Borrower hereby represents and
          ------------------------------
warrants to the Administrative Agent and the Banks that (1) the execution, delivery, and performance by the Borrower and the Guarantors of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of each such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under
(i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (2) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, and (3) no Default has occurred and is continuing.

                                   ARTICLE V

                                 Miscellaneous
                                 -------------

     5.1  Survival of Representations and Warranties. All representations and
          ------------------------------------------
warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Bank or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Bank to rely upon them.

     5.2  Reference to Agreement. Each of the Loan Documents, including the
          ----------------------
Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     5.3  Expenses of the Administrative Agent. Borrower agrees to pay on demand
          ------------------------------------
all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of the Administrative Agent's legal counsel, and all costs and expenses incurred by the Administrative Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Administrative Agent's legal counsel.

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     5.4   Severability. Any provision of this Amendment held by a court of
           ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     5.5   APPLICABLE LAW. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN
           --------------
THE OTHER LOAN DOCUMENTS, THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     5.6   Successors and Assigns. This Amendment is binding upon and shall
           ----------------------
inure to the benefit of the Borrower, the Banks, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Alternate Currency Agent and their respective successors and assigns, except the Borrower shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.

     5.7   Counterparts. This Amendment may be executed in one or more
           ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment shall not be effective unless and until the Agent, the requisite Banks, the Borrower and the Guarantors have each executed and delivered a counterpart hereof; provided, however that execution and delivery by Holdings shall not be required for effectiveness of this Amendment, but Holdings shall execute and deliver this Amendment no later than January 31, 2001, and failure to do so by such date shall constitute an Event of Default under the Agreement.

     5.8   Headings. The headings, captions, and arrangements used in this
           --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.9   Release of Claims. The Borrower and the Guarantors each hereby
           -----------------
acknowledge and agree that none of them has any and there are no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever to or against the Administrative Agent, the Alternate Currency Agent, the Syndication Agent, the Documentation Agent, any of the Banks or the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and that neither the Borrower nor any of the Guarantors has any right to seek affirmative relief or damages of any kind or nature from the Administrative Agent, the Alternate Currency Agent, the Syndication Agent, the Documentation Agent or any of the Banks. To the extent any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights exist, Borrower and the Guarantors each hereby waives, and hereby knowingly and voluntarily releases and forever discharges the Administrative Agent, the Alternate Currency Agent, the Syndication Agent, the Documentation Agent, each of the Banks and their respective predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all possible claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-complaints, damages, costs, expenses and liabilities whatsoever, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     5.10  ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS
           ----------------
AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES

HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Executed as of the date first written above.

                                   BORROWER:
                                   --------

                                   CELLSTAR CORPORATION


                                   By:  /s/ AUSTIN P. YOUNG
                                      ------------------------------------------
                                      Name:  Austin P. Young
                                           -------------------------------------
                                      Title:  Sr. Vice President
                                            ------------------------------------



                                   AGENTS AND BANKS:
                                   ----------------


                                   THE CHASE MANHATTAN BANK (successor by merger to Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association), as Administrative Agent and as a Bank

                                   By: /s/ ALLEN K. KING
                                      ------------------------------------------
                                      Allen K. King
                                      Vice President



                                   BANK ONE, NA (formerly known as The First
                                   National Bank of Chicago), as Syndication
                                   Agent and as a Bank

                                   By:  /s/ KATHY TURNER
                                      ------------------------------------------
                                      Name:  Kathy Turner
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------

                                   NATIONAL CITY BANK,
                                   as Documentation Agent and as a Bank


                                   By:  /s/ TOM GURBACH
                                      ------------------------------------------
                                      Name:  Tom Gurbach
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------


                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:  /s/ ATTILA KOC
                                      ------------------------------------------
                                      Name:  Attila Koc
                                           -------------------------------------
                                      Title:  Sr. Vice President
                                            ------------------------------------


                                   WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION
                                   (formerly known as Wells Fargo Bank (Texas),
                                   National Association)


                                   By:  /s/ SCOTT J. MANOOKIN
                                      ------------------------------------------
                                      Name:  Scott J. Manookin
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------

Each of the undersigned Guarantors hereby (a) consents and agrees to this Amendment, and (b) agrees that its Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

                                   NATIONAL AUTO CENTER, INC.


                                   By:  /s/ AUSTIN P. YOUNG
                                      ------------------------------------------
                                      Name:  Austin P. Young
                                           -------------------------------------
                                      Title:  Sr. Vice President
                                            ------------------------------------

                                    CELLSTAR, LTD.

                                    By:  National Auto Center, Inc.,
                                         General Partner


                                    By:  /s/ AUSTIN P. YOUNG
                                       -----------------------------------------
                                       Name:  Austin P. Young
                                            ------------------------------------
                                       Title:  Sr. Vice President
                                             -----------------------------------



                                    CELLSTAR FULFILLMENT, LTD.

                                    By:  CellStar Fulfillment, Inc.,
                                         General Partner


                                    By:  /s/ AUSTIN P. YOUNG
                                       -----------------------------------------
                                       Name:  Austin P. Young
                                            ------------------------------------
                                       Title:  Sr. Vice President
                                             -----------------------------------



                                    CELLSTAR FINANCO, INC.


                                    By:  /s/ AUSTIN P. YOUNG
                                       -----------------------------------------
                                       Name:  Austin P. Young
                                            ------------------------------------
                                       Title:  Sr. Vice President
                                             -----------------------------------



                                    CELLSTAR FULFILLMENT, INC.


                                    By:  /s/ AUSTIN P. YOUNG
                                       -----------------------------------------
                                       Name:  Austin P. Young
                                            ------------------------------------
                                       Title:  Sr. Vice President
                                             -----------------------------------

                                    NAC HOLDINGS, INC.


                                    By: /s/ ELAINE FLUD RODRIGUEZ
                                       -------------------------------
                                       Elaine Flud Rodriguez
                                       President



                                    CELLSTAR INTERNATIONAL CORPORATION/ASIA


                                    By:  /s/ AUSTIN P. YOUNG
                                       -----------------------------------------
                                       Name:  Austin P. Young
                                            ------------------------------------
                                       Title:  Sr. Vice President
                                             -----------------------------------



                                    AUDIOMEX EXPORT CORP.


                                    By:  /s/ AUSTIN P. YOUNG
                                       -----------------------------------------
                                       Name:  Austin P. Young
                                            ------------------------------------
                                       Title:  Sr. Vice President
                                             -----------------------------------



                                    CELLSTAR INTERNATIONAL CORPORATION/SA

                                    By:  /s/ AUSTIN P. YOUNG
                                       -----------------------------------------
                                       Name:  Austin P. Young
                                            ------------------------------------
                                       Title:  Sr. Vice President
                                             -----------------------------------



                                    CELLSTAR AIR SERVICES, INC.


                                    By:  /s/ AUSTIN P. YOUNG
                                       -----------------------------------------
                                       Name:  Austin P. Young
                                            ------------------------------------
                                       Title:  Sr. Vice President
                                             -----------------------------------

                                    A & S AIR SERVICE, INC.


                                    By:  /s/ AUSTIN P. YOUNG
                                       -----------------------------------------
                                       Name:  Austin P. Young
                                            ------------------------------------
                                       Title:  Sr. Vice President
                                             -----------------------------------


                                    CELLSTAR TELECOM, INC.


                                    By:  /s/ AUSTIN P. YOUNG
                                       -----------------------------------------
                                       Name:  Austin P. Young
                                            ------------------------------------
                                       Title:  Sr. Vice President
                                             -----------------------------------



                                    FLORIDA PROPERTIES, INC.


                                    By:  /s/ AUSTIN P. YOUNG
                                       -----------------------------------------
                                       Name:  Austin P. Young
                                            ------------------------------------
                                       Title:  Sr. Vice President
                                             -----------------------------------



                                    CELLSTAR GLOBAL SATELLITE SERVICE, LTD.


                                    By:  National Auto Center, Inc.,
                                             General Partner

                                    By:  /s/ AUSTIN P. YOUNG
                                       -----------------------------------------
                                       Name:  Austin P. Young
                                            ------------------------------------
                                       Title:  Sr. Vice President
                                             -----------------------------------